Exhibit 10.2
                                                                  EXECUTION COPY
                                 AMENDMENT NO. 6

         AMENDMENT NO. 6 dated as of December 5, 2000 to the Note Purchase Agreement referred to below, between:

         NUCO2 INC., a corporation duly organized and validly existing under the laws of the State of Florida (the "Company");

         each of the Subsidiaries of the Company appearing under the caption "SUBSIDIARY GUARANTORS" on the signature pages hereto (each a "Subsidiary Guarantor" and, collectively, the "Subsidiary Guarantors"; and, together with the Company, the "Obligors"); and

         each of the Investors  appearing  under the caption  "INVESTORS" on the
     signature  pages  hereto  (each,  an  "Investor",  and  collectively,   the
     "Investors").

         WHEREAS, the Obligors and the Investors are party to a Senior Subordinated Note Purchase Agreement dated as of October 31, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Note Purchase Agreement"), pursuant to which the Company has issued to the Investors its 12% Senior Subordinated Notes in an aggregate principal amount of $40,000,000 outstanding on the date hereof; and

         WHEREAS, the parties to the Note Purchase Agreement wish to amend the Note Purchase Agreement to make certain modifications thereto;

         Accordingly, the parties hereto hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Amendment No. 6, terms defined in the Note Purchase Agreement are used herein as defined therein.

         Section 2. Amendments to Note Purchase Agreement. Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Note Purchase Agreement shall be amended as follows:

         A. References in the Note Purchase Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Note Purchase Agreement as amended hereby.

         B. Section 1.01 of the Note Purchase Agreement shall be amended by adding the following new definitions (to the extent not already included in said
Section 1.01) and inserting the same in the appropriate alphabetical locations and amending the following definitions (to the extent already included in said
Section 1.01):

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         "Consolidated  Net Worth" means, as of the date of  determination,  the sum of, without duplication, (a) total shareholders' equity of the Company and its Subsidiaries on a consolidated basis, determined in accordance with GAAP, (b) the 8% Convertible Preferred Stock and (c) the New Preferred Stock.

         "New Common Stock" means additional issuances of common stock, par value $0.001 per share, of the Company of up to $10,000,000.

         "New Preferred Stock" means additional issuances of preferred stock, no par value, of the Company of up to $10,000,000.

         C. The definition of "Indebtedness" in Section 1.01 of the Note Purchase Agreement shall be amended by replacing the last sentence thereof in its entirety to read as follows: "Notwithstanding the foregoing, "Indebtedness" shall exclude the 8% Convertible Preferred Stock and the New Preferred Stock."

         D. Section 8.05 of the Note Purchase Agreement shall be amended in its entirety to read as follows:

         "SECTION 8.05 Restricted Payments. The Company will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Company may declare and pay dividends with respect to its capital stock payable solely in additional shares of its common stock, (b) the Company may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Company and its Subsidiaries, (c) the Company may repurchase or redeem shares of any class of capital stock of the Company issued pursuant to and in accordance with stock option plans or other benefit plans for management or employees or under other option plans of the Company not exceeding $1,000,000 in the aggregate, (d) the Company may declare and pay dividends with respect to its capital stock in an aggregate amount not exceeding the net proceeds of any equity issuance by the Company after the Closing Date (other than the 8% Convertible Preferred Stock and the New Preferred Stock) (minus the aggregate amount of any Investments made from such proceeds under Section 8.04(a)(viii)) and (e) the Company may accrue and cumulate (but not pay, except as permitted under clause (d) above) cash dividends on the 8% Convertible Preferred Stock and the New Preferred Stock."

         E. Section 8.09(c) of the Note Purchase Agreement shall be amended in its entirety to read as follows:

         "(c) Minimum Net Worth. The Company shall at all times maintain Consolidated Net Worth of not less than the sum of (a) $37,500,000, (b) plus 50% of the cumulative Consolidated Net Income for each fiscal quarter ending on or after December 31, 1997 (but specifically not including any Consolidated Net Loss for any such fiscal quarter) plus (c) the cumulative net proceeds of all equity offerings (if any) (other than the 8% Convertible Preferred Stock and $10,000,000 in the aggregate of New Common Stock and New Preferred Stock) made by the Company for each fiscal quarter ending on or after September 30, 1997."

         Section 3. Representations and Warranties. The Company represents and warrants to the Investors that: (a) the representations and warranties set forth in Article VI of the Note Purchase Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article VI to "this Agreement" (or words of similar import) referred to the Note Purchase Agreement as amended by this Amendment No. 6 (except that (i) certain of the indebtedness listed in Schedule 6.12 to the Note Purchase Agreement has been paid off by the Company, (ii) the number of validly issued and outstanding shares of common stock, par value $0.001 per share, referred to in Section 6.13 of the Note Purchase Agreement is 7,275,015 and (iii) the number of outstanding options granted under the Company's stock option plans has changed); and (b) no Default has occurred and is continuing.

         Section 4. Conditions Precedent. As provided in Section 2 above, the amendments to the Note Purchase Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the satisfaction of the following conditions:

                  (a) Amendment No. 6. The execution and delivery of one or more counterparts of this Amendment No. 6 by the Obligors and the Required Investors, and receipt by the Investors of evidence that the lenders party to the Senior Credit Agreement shall have approved this Amendment No. 6.

                  (b) Other Documents. Receipt by the Investors of such other documents as any Investor may reasonably request.

         Section 5. Miscellaneous. Except as herein provided, the Note Purchase Agreement shall remain unchanged and in full force and effect. This Amendment No. 6 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 6 by signing any such counterpart. This Amendment No. 6 shall be governed by, and construed in accordance with, the law of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed and delivered as of the day and year first above written.

                                       NUCO2 INC.


                                       By: /s/ Eric M. Wechsler
                                           ------------------------
                                        Title: General Counsel, Secretary


                                       SUBSIDIARY GUARANTORS

                                       NUCO2 ACQUISITION CORP.


                                       By: /s/ Eric M. Wechsler
                                           ------------------------
                                        Title: General Counsel, Secretary


                                       KOCH COMPRESSED GASES, INC.


                                       By: /s/ Eric M. Wechsler
                                           ------------------------
                                        Title: General Counsel, Secretary


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                                       INVESTORS


                                       CHASE CAPITAL INVESTMENTS, L.P.

                                       By Chase Capital Partners,
                                        its Investment Manager


                                       By: /s/ Richard D. Waters
                                           -------------------------
                                        Title: General Partner - Mezzanine


                                       DK ACQUISITION PARTNERS, L.P.

                                       By M.H. Davidson & Co.,
                                        its general partner


                                       By: Michael Leffell
                                           -------------------
                                        Title: Partner


                                       EMPIRE INSURANCE COMPANY,
                                       as executed on their behalf by
                                       their Investment Manager,
                                       Cohanzick Management, L.L.C.


                                       By_________________________
                                        Title:


                                       ORIX USA CORPORATION


                                       By_________________________
                                        Title:



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                                     PAINEWEBBER HIGH INCOME FUND,
                                     a series of PaineWebber Managed Investments
                                     Trust


                                     By_________________________
                                      Title:


                                     SUNTRUST BANKS, INC.


                                     By: Robert Dudiak
                                         -----------------
                                     Title: Group Vice President